UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 4, 2024
___________
VIPER ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2024, Viper Energy, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) at 501 West Wall Street, Midland, Texas 79701. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2024. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Laurie H. Argo, Spencer D. Armour, Frank C. Hu, W. Wesley Perry, James L. Rubin, Travis D. Stice, M. Kaes Van't Hof and Steven E. West, were elected to continue to serve as the Company’s directors until the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The results of the stockholder vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Laurie H. Argo	153,599,265	3,507,869	57,700	9,486,255
Spencer D. Armour	153,970,082	3,130,436	64,316	9,486,255
Frank C. Hu	153,990,966	3,111,156	62,712	9,486,255
W. Wesley Perry	153,651,019	3,449,041	64,774	9,486,255
James L. Rubin	156,888,542	217,594	58,698	9,486,255
Travis D. Stice	156,944,705	163,239	56,890	9,486,255
M. Kaes Van't Hof	156,514,372	588,137	62,325	9,486,255
Steven E. West	156,897,779	202,512	64,543	9,486,255

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the stockholder vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
137,483,732	19,468,953	212,149	9,486,255

Proposal 3

Consistent with the recommendation of the Company's Board of Directors, the Company's stockholders voted, on an advisory basis, in favor of holding a future advisory stockholder vote to approve the Company's executive compensation on an annual basis. The results of the stockholder vote on Proposal 3 were as follows:

1 Year	2 Years	3 Years	Abstain	Non-Votes
156,462,555	103,875	475,358	123,046	9,486,255

In light of these results, the Company's Board of Directors determined that the Company will hold an advisory vote on executive compensation every year. The Company will re-evaluate this determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on executive compensation, which shall be no later than the Company's annual meeting of stockholders in 2030.

Proposal 4

The Company's 2024 Amended and Restated Long Term Incentive Plan was approved. The results of the stockholder vote on Proposal 4 were as follows.

For	Against	Abstain	Non-Votes
155,749,834	1,058,741	356,259	9,486,255

Proposal 5

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024 was ratified. The results of the stockholder vote on Proposal 5 were as follows:

For	Against	Abstain	Non-Votes
166,072,165	483,856	95,068	—

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	June 10, 2024

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary